Exhibit 99.1

Farmers & Merchants Bancorp



Napa
Solano
Sacramento
Contra Costa
San Joaquin
Alameda
Stanislaus
Merced

2026
Third Quarter Update

(OTCQX: FMCB)

October 21, 2026

OVER 100 YEARS STRONG

Our Story

Assets $5.7bn	NIM 4.23%
ROA 1.71%	ROE 14.75%
RBC 16.39%*	TCE 11.45%

- Founded in 1916; Headquartered in Lodi, CA
- Serving Central California; 33 locations; 382 employees
- Expanded into San Francisco Bay Area in 2013

- Expertise in Ag Lending >100 years; 21st largest in US
- Unique premier region; CA 4th largest economy in the world
- Full complement of products & services; commercial middle market focus; diversified portfolio; relationship driven

- History of consistent and reliable profitable growth
- Strategic focus on superior client service
- Serve our constituents – customers, shareholders, communities, employees

Note: As of or YTD September 30, 2026

**Capital information is preliminary for September 30, 2026*




F&M BANK



#1 Performing Bank in the U.S. in 2022, #2 in 2023, #3 in 2024, and #7 in 2025 (1)

(1) Source: Bank Director's Magazine Annual "Ranking Banking" Study



TRUSTED FOR GENERATIONS

OVER 100 YEARS STRONG

Our Geographic Markets



Market Area Metrics:
- Population of 6.7 million (1)
- GDP of $559 billion (2)
- Median household income of $99,975 (3)
- Diversified industries
- Territory stretches 105 miles north to south and 60 miles east to west
- Majority of the State's watershed occurs in the Bank's territory


Sacramento
Esparto
Woodland
Davis
Folsom
Shingle Springs
Grizzly Flats
St Helena
Dixon
Elk Grove
Yountville
Vacaville
Ione
Jackson
Sonoma
Napa
Fairfield
Galt
Lockeford
San Andreas
Vallejo
Murphys
Angels Camp
Martinez
Antioch
Stockton
Copperopolis
San Rafael
Concord
Walnut Creek
Brentwood
Berkeley
Mt Diablo
San Francisco
Mountain House
Manteca
Escalon
Oakdale
San Ramon
Tracy
Ripon
Daly City
Hayward
Livermore
Modesto
Waterford
Pacifica
Ceres
San Mateo
Fremont
Turlock
Redwood City
Patterson
Palo Alto
Milpitas
Delhi
Mountain View
Crows Landing
Livingston
San Jose
Atwater
Newman
Merced
Gustine

(1) Source: United States Census Bureau as of 7/1/2025.
(2) Source: Federal Reserve Bank of St. Louis (FRED) as of 12/31/2024.
(3) Source: United States Census Bureau as of 12/31/2024.

Financial Highlights

(Dollars in thousands, except per share data)	Three-Months Ended September 30, 2026	Three-Months Ended June 30, 2026	Three-Months Ended September 30, 2025	Nine-Months Ended September 30, 2026	Nine-Months Ended September 30, 2025
Net income	$ 25,082	$ 24,732	$ 23,718	$ 73,885	$ 69,782
Diluted earnings per common share	$ 36.75	$ 36.39	$ 33.92	$ 108.03	$ 99.67
Tangible book value per common share [(1)]	$ 932.14	$ 963.82	$ 877.13	$ 932.14	$ 877.13
Return on average assets	1.75%	1.71%	1.70%	1.71%	1.68%
Return on average equity	14.74%	14.84%	15.10%	14.75%	15.28%
Net interest margin (tax equivalent)	4.24%	4.20%	4.16%	4.23%	4.14%
Yield on average loans and leases (tax equivalent)	6.11%	6.11%	6.05%	6.10%	6.06%
Investment securities yield	3.75%	3.72%	3.50%	3.72%	3.34%
Cost of average total deposits	1.20%	1.19%	1.22%	1.19%	1.24%
Efficiency ratio	55.49%	45.11%	46.48%	49.28%	45.10%
Average investments	$ 1,602,126	$ 1,627,996	$ 1,380,605	$ 1,627,536	$ 1,310,663
Average loans and leases	$ 3,710,152	$ 3,657,131	$ 3,620,221	$ 3,671,611	$ 3,616,648
Average deposits	$ 4,987,217	$ 5,042,731	$ 4,857,847	$ 5,012,588	$ 4,826,008
Loan-to-deposit ratio	75.70%	73.07%	74.16%	75.70%	74.16%
Allowance for credit losses - loans and leases	$ 77,321	$ 77,253	$ 75,963	$ 77,321	$ 75,963
Allowance for credit losses ratio - loans and leases	2.06%	2.08%	2.10%	2.06%	2.10%
Net charge-offs/(recoveries)	$ 1,432	$ 165	$ 906	$ 1,554	$ 1,610
Non-performing assets ratio	0.08%	0.06%	0.03%	0.08%	0.03%
Risk-based capital to risk-weighted assets [(2)]	16.39%	16.04%	15.74%	16.39%	15.74%
Common equity tier 1 capital to risk-weighted assets [(2)]	14.91%	14.56%	14.26%	14.91%	14.26%
Tangible common equity ratio [(1)]	11.45%	11.45%	11.26%	11.45%	11.26%

(1) Non-GAAP measurement - see Appendix for reconciliation

(2) Capital information is preliminary for September 30, 2026

History of Steady & Reliable Growth


Total Assets
Billions
$6.0
$5.5
$5.0
$4.5
$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$1.8
$1.9
$2.0
$2.1
$2.4
$2.6
$2.9
$3.1
$3.4
$3.7
$4.6
$5.2
$5.3
$5.3
$5.4
$5.7
$5.7
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
Sept-26


Net Income
Millions
$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$21.1
$22.2
$23.3
$24.1
$25.4
$27.4
$29.7
$28.4
$45.5
$56.0
$58.7
$66.3
$75.1
$88.3
$88.5
$93.6
$73.9
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
Sept-26 YTD

Long Term EPS Growth Track Record


Diluted EPS
$140.00
$120.00
$100.00
$80.00
$60.00
$40.00
$20.00
$0.00
$27.05
$28.49
$29.99
$30.93
$32.64
$34.82
$37.44
$35.03
$56.82
$71.18
$74.03
$84.01
$96.55
$116.61
$121.02
$133.96
$108.03
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
Sept-26

Top Tier TBV Growth


Tangible Book Value per Common Share (1)
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
$222.27
$242.93
$263.61
$269.84
$297.39
$318.46
$345.63
$367.87
$376.10
$445.72
$517.28
$568.04
$613.42
$717.05
$800.52
$907.24
$932.14
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
Sept-26

(1) Non-GAAP measurement – see Appendix for reconciliation

Balance Sheet Highlights


Assets
Billions
$6.0
$5.5
$5.0
$4.5
$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$5.2
$5.3
$5.3
$5.4
$5.7
$5.7
2021
2022
2023
2024
2025
Sept-26


Gross Loans & Leases
Billions
$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$3.2
$3.5
$3.7
$3.7
$3.7
$3.8
2021
2022
2023
2024
2025
Sept-26


Deposits
Billions
$5.5
$5.0
$4.5
$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$4.6
$4.8
$4.7
$4.7
$5.0
$5.0
2021
2022
2023
2024
2025
Sept-26


Shareholders' Equity
Millions
$700
$600
$500
$400
$300
$200
$100
$463.1
$485.3
$549.8
$573.1
$645.5
$663.1
2021
2022
2023
2024
2025
Sept-26

Earnings Highlights


Net Income
Millions
$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$66.3
$75.1
$88.3
$88.5
$93.6
$73.9
2021
2022
2023
2024
2025
Sept-26 YTD


Diluted Earnings Per Common Share
$140
$120
$100
$80
$60
$40
$20
$0
$84.01
$96.55
$116.61
$121.02
$133.96
$108.03
2021
2022
2023
2024
2025
Sept-26 YTD


Net Interest Margin
7.05%
6.05%
5.05%
4.05%
3.05%
2.05%
1.05%
0.05%
4.77%
5.00%
5.84%
6.08%
6.06%
6.10%
3.47%
3.81%
4.30%
4.05%
4.15%
4.23%
0.10%
0.10%
0.82%
1.38%
1.24%
1.20%
2021
2022
2023
2024
2025
Sept-26 YTD
Loan Yield
NIM
Total Funding Costs


Efficiency Ratio
52.00%
50.00%
48.00%
46.00%
44.00%
42.00%
40.00%
50.42%
46.84%
45.31%
46.24%
45.52%
49.28%
2021
2022
2023
2024
2025
Sept-26 YTD

NIM is on a tax equivalent basis

TRUSTED FOR GENERATIONS

OVER 100 YEARS STRONG

Strong Returns and Capital Position


Return On Average Assets
1.8%
1.6%
1.4%
1.2%
1.0%
1.35%
1.41%
1.68%
1.64%
1.67%
1.71%
2021
2022
2023
2024
2025
Sept-26 YTD


Return On Average Equity
18.0%
17.0%
16.0%
15.0%
14.0%
13.0%
12.0%
15.00%
16.04%
17.05%
15.49%
15.11%
14.75%
2021
2022
2023
2024
2025
Sept-26 YTD


Tangible Common Equity Ratio(1)
12.0%
11.0%
10.0%
9.0%
8.0%
7.0%
6.0%
8.69%
8.87%
10.13%
10.46%
11.15%
11.45%
2021
2022
2023
2024
2025
Sept-26

(1) Non-GAAP measurement – see Appendix for reconciliation


Regulatory Capital Ratios
17.00%
16.00%
15.00%
14.00%
13.00%
12.00%
11.00%
10.00%
13.19%
13.06%
13.78%
14.52%
15.29%
16.39%
11.94%
11.80%
12.53%
13.26%
14.04%
15.13%
11.68%
11.57%
12.30%
13.04%
13.81%
14.91%
2021
2022
2023
2024
2025
Sept-26
Total Capital Ratio
Tier 1 Ratio
CET1 Ratio

Capital information is preliminary for September 30, 2026

TRUSTED FOR GENERATIONS

OVER 100 YEARS STRONG

Strong Liquidity Position


Borrowing Capacity
Billions
$2.4
$2.2
$2.0
$1.8
$1.6
$1.4
$1.2
$1.0
$1.4
$1.5
$2.2
$2.1
$2.1
$2.1
2021
2022
2023
2024
2025
Sept-26


Investment Portolio
Available-for Sale
Held-to-Maturity
Millions
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$1.0bn
$1.0bn
$1.0bn
$1.2bn
$1.7bn
$1.5bn
73.16%
26.84%
84.69%
15.31%
81.75%
18.25%
62.36%
37.64%
43.04%
56.96%
44.24%
55.76%
2021
2022
2023
2024
2025
Sept-26


Cash & AFS Investments to Total Assets
20.00%
18.00%
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
19.04%
13.91%
11.17%
12.61%
19.26%
18.15%
2021
2022
2023
2024
2025
Sept-26

- Investment portfolio as of 9/30/26: $1.5 billion
  - Tax Equivalent Yield – 3.72%
  - Weighted Average Life – 7.4 years
  - Effective Duration – 5.8 years
  - YTD purchases of $78.3M (Avg. Yield of 5.08%; WAL of 6.1 years); sold $1.4M
- No other borrowings as of 9/30/26
- No brokered CDs as of 9/30/26

As of September 30, 2026

Composition of Loans & Deposits


Gross Loans and Leases $3.8 billion
Commercial & industrial 14.9%
Commercial leases 4.7%
Agricultural 7.0%
Consumer and other 0.1%
Commercial real estate 41.5%
Construction 2.6%
Residential and home equity real estate 10.8%
Agricultural real estate 18.4%


Deposits $5.0 billion
Certificates of deposit 15.1%
Non-interest bearing checking 31.4%
Savings and money market 37.6%
Interest bearing checking 15.9%

- Loan composition – 54% fixed; 46% variable
- Loan-to-deposit ratio – 75.70%

- YTD cost of average total deposits – 1.19%
- YTD cost of total interest bearing deposits – 1.73%

As of September 30, 2026

Agriculture & Ag RE Portfolios

Ag & Ag RE Portfolio of $956.3 million


2nd D/T - Unsecured 7.8%
Equipment 1.7%
Other 5.8%
Equipment Leasing 6.8%
Dairy 18.6%
Mixed 15.3%
Orchards 4.3%
Grapes 13.4%
Almonds 17.4%
Walnuts 8.9%

- 21st largest Ag lender in the US
- Uniquely located in the premier agricultural region of the Central Valley from a climate, soil and water perspective
- Ag lender for over 100 years
- Diversified Ag portfolio
- Ag related lending is $956.3 million or 25.4% of the loan portfolio as of 9/30/26
- Significant Ag related deposits
- Strong credit culture
- Net charge-offs of $1.3 million for Ag loans over the last 10 years from 2016 to 2025; net recoveries of $76,000 YTD 2026
- Two non-performing Ag RE loans with one borrower for $1.73 million as of 9/30/26

As of September 30, 2026

CRE & Construction Portfolio


CRE & Construction Portfolio of $1.7 billion
Non-Residential Owner-User 26.8%
Construction 6.0%
Multi Family Residential 11.0%
Investment CRE 56.2%


Real Estate Loans by County as a % of Oustandings
(Excluding AG Real Estate)
Merced 2.4%
Los Angeles 2.9%
Other 13.4%
Napa 2.3%
Santa Clara 3.6%
Sonoma 1.9%
Placer 3.4%
Alameda 5.3%
Solano 5.7%
Contra Costa 10.9%
Stanislaus 12.9%
Sacramento 12.6%
San Joaquin 22.7%


Investment CRE Portfolio of $916.9 million
Other 12.0%
Com'l Mixed Use 10.4%
Industrial 20.2%
Mini Storage 6.7%
Hotel/Motel 8.8%
Retail 19.1%
Office 22.8%

- CRE & Construction portfolio represents 44.1% of total loan portfolio as of 9/30/26
- Operate well below the regulatory thresholds of 100% for construction and 300% for total CRE; as of 9/30/26:
  - Construction concentration – 13.1%
  - Total CRE concentration – 159.9%
- Well-diversified; strong credit culture
- Net charge-offs of $380,000 for CRE and zero for construction over the last 5 years from 2021 to 2025; net CRE charge-offs of $64,000 YTD 2026
- One non-performing CRE loan for $688,000 as of 9/30/26

OVER 100 YEARS STRONG

As of September 30, 2026

C&I, Consumer, & Leasing Portfolios

C&I Outstandings of $562.4 million


ABL RLOC
34.2%
Blanket UCC Filing
27.6%
Unsecured
6.0%
Cash/Stock Secured
4.2%
Vehicles & Equipment
28.0%

Consumer Outstandings of $409.3 million


Other Consumer Loans
0.7%
Revolving - Residential R/E
13.1%
Jr. Lien - Residential R/E
2.4%
Revolving Credit Plans
0.2%
1st Lien - Residential R/E
83.6%

Lease Portfolio by Equipment Category - $175.2 million


Other
9.1%
Ag - Non Solar
7.3%
Transportation
19.4%
Power Generating Systems
14.6%
Solar - Other
9.4%
Solar - Ag
40.2%

- Two non-performing C&I loans for $1.5 million as of 9/30/26
- One non-performing consumer loan for $205,000 as of 9/30/26
- One non-performing lease for $469,000 as of 9/30/26
- Net charge-offs of $684,000 for C&I loans over the last 5 years from 2021 to 2025; net charge-offs of $1.6 million YTD 2026
- Net charge-offs of $140,000 for consumer loans over the last 5 years from 2021 to 2025; net recoveries of $36,000 YTD 2026
- No charge-offs for the leasing portfolio over the last 5 years from 2021 to 2025

Strong Credit Quality

- Net charge-offs of $4.2 million over the last 10 years (2016-2025)
- Net charge-offs of $1.6 million, or 0.04% of average loans and leases YTD 2026; net charge-offs of $1.8 million, or 0.05% for 2025
- Non-performing loans of $4.6 million, or 0.12% of total loans and leases as of 9/30/26; one non-performing CRE loan of $750,000 or 0.02% as of 12/31/25
- Allowance for Credit Losses (ACL) on loans and leases of $77.3 million or 2.06% of total loans and leases as of 9/30/26
- Experienced lenders, conservative and disciplined credit culture


ACL Loans and Leases
Millions
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
$61.0
$66.9
$75.0
$75.3
$76.4
$77.3
1.88%
1.90%
2.05%
2.04%
2.08%
2.06%
(0.008%)
0.005%
(0.009%)
0.019%
0.050%
0.042%
2021
2022
2023
2024
2025
Sept-26
ACL Loans & Leases $
ACL Loans & Leases %
Net (Recoveries)/Charge-Offs & Avg Loans %

Shareholder Returns

- Average annual total shareholders' return of 12.74% over the last 29 years; through 12/31/25
- Annual cash dividend growth rate of 11.11% over the last 29 years; through 12/31/25
- Since 12/31/19 reduced the number of outstanding shares by 8.13% through 12/31/25
- In 2025, repurchased 33,562 or 4.80% of outstanding shares; repurchased 4,954 shares during the nine months ended 9/30/26
- Ranked 17th out of 60 public companies to be considered a "Dividend King" by Sure Dividend; requires 50+ years of consecutive dividends; F&M has delivered 91 years of consecutive dividends and 61 years of continuous increases


Dividends Paid Per Share
$20
$18
$16
$14
$12
$10
$8
$6
$4
$2
$0
$15.30
$16.15
$17.10
$18.10
$19.35
$16.05
2021
2022
2023
2024
2025
Sept-26 YTD

Based on the dividend record date; moved from semi-annual dividend to quarterly dividend beginning in Q3-2025


Tangible Book Value Per Common Share (1)
$950
$900
$850
$800
$750
$700
$650
$600
$550
$500
$450
$568.04
$613.42
$717.05
$800.52
$907.24
$932.14
2021
2022
2023
2024
2025
Sept-26

(1) Non-GAAP measurement – see Appendix for reconciliation

Awards & Recognition

Forbes

2026
#1 Best Bank in California

#5 Best Bank in the U.S.
Rating as of February 2026

2025
#5 Dividend Champion
Based on expected returns over the next 5 years
Rating as of July 2025

"Dividend King"
#17 out of 60 companies

2023
#4 Community Bank in the U.S.
Assets of $3-10B • Rating as of December 2023

2022
#1 – Best Performing Bank in the U.S.
All Asset Classes • Rating as of July 2023

2023
#2 – Best Performing Bank in the U.S.
All Asset Classes • Rating as of July 2024

2024
#3 – Best Performing Bank in the U.S.
All Asset Classes • Rating as of July 2025

2025
#7 – Best Performing Bank in the U.S.
All Asset Classes • Rating as of July 2026

2022
#1 Community Bank in California
Rating as of October 2021

F&M Bank is rated as one of the nation's safest banks by nationally recognized bank rating firms(1) :

BauerFinancial, Inc. – **"5-Star, Superior Bank" & "Best of Bauer"**
The Findley Reports – **"Super Premier Performer"**
VERIBANC® – **"Blue Ribbon Bank Commendation of Excellence"**

(1) BauerFinancial rating as of 1/28/2026. The Findley Reports rating is an annual award as of 12/31/2025. The Veribanc rating is a quarterly award as of 9/30/2025.

Future Locations

Downtown Walnut Creek – 1823 N. Main St.
(Q4-2026)


F&M BANK

Elk Grove – Corner of Laguna and Big Horn
(2028)



Lafayette – 3529 Mt. Diablo Boulevard
(Q3-2027)


Tenant
F&M BANK

Livingston – 503 Main St.
(Q1-2027)

Lockeford – 19000 E. Highway 12
(Q1-2027)

Why FMCB

- Consistent earnings growth and superior shareholder returns
- Steady and strong growth in tangible book value per common share
- History of 91 consecutive years of dividends with 61 years of increases
- Unique expertise in Ag lending results in a more diversified loan portfolio resulting in a lower CRE concentration
- Geographically located in a premier location of the Central Valley and Bay Area of California where the majority of the State's watershed flows
- Seasoned management team with deep and diverse banking experience
- Highly efficient branch network with premier locations
- Strong and disciplined credit culture
- Well-positioned, diversified and strong balance sheet with conservative loan-to-deposit ratio

Appendix

Non-GAAP Measurements

Tangible Common Equity Ratio and Tangible Book Value Per Common Share	December 31, 2021	2022	2023	2024	2025	September 30, 2026
(Dollars in thousands, except share and per share amounts)						
Shareholders' equity	$ 463,136	$ 485,308	$ 549,755	$ 573,072	$ 645,514	$ 663,103
Less: Intangible assets	14,585	13,992	13,419	12,870	12,348	11,984
Tangible common equity	$ 448,551	$ 471,316	$ 536,336	$ 560,202	$ 633,166	$ 651,119
Total assets	$ 5,177,720	$ 5,327,399	$ 5,308,928	$ 5,370,196	$ 5,690,110	$ 5,699,055
Less: Intangible assets	14,585	13,992	13,419	12,870	12,348	11,984
Tangible assets	$ 5,163,135	$ 5,313,407	$ 5,295,509	$ 5,357,326	$ 5,677,762	$ 5,687,071
Tangible common equity ratio(1)	8.69%	8.87%	10.13%	10.46%	11.15%	11.45%
Book value per common share(2)	$ 586.51	$ 631.63	$ 735.00	$ 818.91	$ 924.93	$ 949.30
Tangible book value per common share(3)	$ 568.04	$ 613.42	$ 717.05	$ 800.52	$ 907.24	$ 932.14
Common shares outstanding(4)	789,646	768,337	747,971	699,798	697,904	698,517

(1) Tangible common equity divided by tangible assets.
(2) Total common equity divided by common shares outstanding.
(3) Tangible common equity divided by common shares outstanding.
(4) In 2025, replaced Non-Qualified Retirement Plan with a Restricted Stock Plan

Forward-Looking Statements

This presentation may contain certain forward-looking statements that are based on management's current expectations regarding the Company's financial performance. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include words such as "believe," "expect," "intend," "estimate" or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could" or "may." Forward-looking statements in this presentation include, without limitation, statements regarding the Company's strategic positioning and focus, growth, credit culture, financial condition, competitive positioning and prospects, and new branch locations (either planned or under construction). Forward-looking statements in this presentation include matters that involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially from results expressed or implied by such forward-looking statements. Such risk factors include, among others: the effects of and changes in monetary and fiscal policies, including the interest rate policies of the Federal Open Market Committee and their effects on inflation risk; financial and regulatory policies of the United States government; tariffs; the conflict in Iran and the Middle East; political and economic uncertainty, including any decline in global, domestic or local economic conditions or the stability of credit and financial markets; and other relevant risks detailed in the Company's Form 10-K, Form 10-Qs, and various other securities law filings made periodically by the Company, copies of which are available from the Company's website. All such factors are difficult to predict and are beyond the Company's ability to control or predict. There also may be additional risks that the Company does not presently know, or that the Company currently believes to be immaterial, that could also cause actual results to differ materially and adversely from those contained in these forward-looking statements. Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks only as of the date on which it is made. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances after the date of this presentation or otherwise, except as may be required by applicable law.

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